Global Investor Services, Inc.

"Business and Marketing Update "

May 19, 2010

Safe Harbor Statement

- This presentation includes “forward-looking statements” within the meaning of Federal securities laws. Forward-looking statements are commonly identified by such terms and phrases as “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects” and other terms with similar meaning indicating potential impact on our business. Although we believe that the assumptions upon which such forward looking statements are based are reasonable, we can give no assurance that these assumptions will prove to be correct.
- Important factors that could cause actual results to differ materially from our projections and expectations are disclosed in our filings with the Securities and Exchange Commission, including the “Risk Factors” section set forth in our Annual Report on Form 10-K for the year ended March 2009.
- All forward-looking statements in this communication are expressly qualified by such cautionary statements and by reference to their underlying assumptions. We do not undertake to publicly update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise. You may obtain and review our filings with the Securities and Exchange Commissions by visiting http://www.sec.gov.

Important Content Disclaimer

- The information presented and made available in this InvestView webinar is intended for educational purposes only. The information is not and should not be confused with investment advice and does not attempt or claim to be a complete description of any specific securities or markets, but rather educational examples of the application of technical analysis to the market.
- Investing and trading in stocks and options involve risks, including the risk of losing part or all money invested. Any and all trading decisions are up to you, so Global Investor Services, Inc. makes no guarantee or representation as to the outcome of your decisions. Past performance is not a guarantee of future performance.
- This information has been presented and prepared without regard to any particular person's investment objectives, financial situation and particular needs because InvestView webinar users come from diverse backgrounds, with diverse objectives and financial situations. This information is of a general nature only, so you should seek advice from your broker or other investment advisors as appropriate before taking any action. Your licensed securities professional, financial consultant, or tax advisor best renders investment advice.
- The opinions and analyses included herein are based on sources and data believed to be reliable and are presented in good faith, however no representation or warranty, expressed or implied is made as to their completeness or accuracy. All performance numbers are estimates and/or rounded.
- The user of the InvestView webinar agrees to indemnify and hold harmless Investment Tools and Training (ITT) and Global Investor Services, Inc., in addition to all individual presenters of the course material, from and against any and all liabilities, expenses (including attorney fees) and damages arising out of claims resulting from the use of this educational content. ITT is not a licensed investment advisor or broker/dealer.

GIS, The Company

- Global Investor Services, Inc ("Global")
  - Ticker Symbol (OTC-BB): GISV
  - Provides wide spectrum of online investor education, as well as investing-related products and services for self-directed investors
  - Headquarters in New York City; Operations in Salt Lake City

- InvestView
  - Our flagship product
  - A complete offering for both the novice and seasoned investor
    - Whether investors are just beginning to take control of their investment capital or if they are experienced traders, our unique approach supplies investors with everything they need to make informed investment and trading decisions

Company Overview

- Global Investor Services, Inc ("Global")
  - The Company developed, tested and applied a variety of proprietary software platforms throughout the last decade
  - Our firm is chartered to provide financial analysis and education that changes one's approach to the capital markets
  - We provide a robust platform that delivers everything individual self-directed investors and professionals need to make informed investment decisions

The On-line Financial Sector

<u>On-line Financial Sector Success and Consolidation</u>

- Investools revenue grew five-fold from $56M in 2002 to $252M in 2006
  - Share prices increased from $0.71 to $18.23 in that same time
- Edutrades Inc. revenue grew from $2M in 2002 to $120M in 2006
- TD Ameritrade acquired TOS/"thinkorswim" (formerly Investools) for $606M in Q1 2009
- optionsXpress acquired Optionetics in April 2009
- MB Trading acquired Wizetrade in Q3 2009
  - At the time of acquisition, Wizetrade had grown from 20 unit sales per month to over 130,000 units sold

Today, GIS is the <u>only</u> remaining publicly-traded company in this space

Topics for Today

- Conversion to Online Platform is Complete
- Key Business Performance Charts
- Advantages of Business Model and Advantages to our Customers versus our Competition
- Implementation Milestones of our Marketing Strategy and Lead Generation Strategy
- Current Marketing Campaigns, Media Sources and Channel Performance
- New Channels and our Next Phase of Growth
- New Initiatives and Projects
- Q & A

Conversion to Online Platform Completed in June 2009

- The transition from Brick and Mortar to Online Platform took several months to complete
- Event marketing and advertising, which was confined to large metro areas, was halted in early 2009
  - Stress in the economy and market turmoil pushed consumers to limit spending
- Big upfront Marketing and Event Costs pushed break-even numbers higher
  - Financial return at brick and mortar events became much riskier
- The B&M business is driven by consumer credit worthiness, consumer ability and desire to buy big ticket items
  - Not sustainable longer term

Business Performance


2010 Leads YTD
2,500
2,000
1,500
1,000
500
0
702
790
1,298
2,151
1,565
January
February
March
April
May
(thru 5/15)

Business Performance (Projected*)



2010 Leads YTD
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Projected
2010 Leads YTD
702
790
1,298
2,151
3,130
1,565
1,565
January
February
March
April
May
(thru 5/15)

Business Performance


2010 Sales YTD
300
250
200
150
100
50
0
68
75
137
265
165
January
February
March
April
May
(thru 5/15)

Business Performance (Projected*)



2010 Sales YTD
Projected
2010 Sales YTD
350
300
250
200
150
100
50
0
68
75
137
265
330
165
165
January
February
March
April
May
(thru 5/15)

Business Performance


2010 Monthly Revenue YTD
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$6,732
$9,200
$36,860
$85,581
$62,647
January
February
March
April
May
(thru 5/15)

Business Performance (Projected*)


2010 Monthly Revenue YTD
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Projected
2010 Monthly Revenue YTD
$6,732
$9,200
$36,860
$85,581
$125,294
$62,647
$62,647
January
February
March
April
May (thru 5/15)

Advantages of Our Business Model versus the Competition 1/2

- Implemented primary capability in online customer acquisition via multiple channels
- Significantly lowered customer acquisition costs
  - Compared to typical B&M seminar model, which is getting even more and more expensive
- Eliminated weekly marketing capital risk on "single event" advertising
- Campaign performances are gauged daily
  - Ability to limit campaign spend while in execution

Advantages of Our Business Model versus the Competition 2/2

- Higher Gross Margins on our subscription base
  - Due to lower online delivery costs vs. B&M
- Extremely Scalable
- High Barrier to Entry
  - Current large competitors in industry have substantial client base that has paid $5,000 to $30,000 for education under the B&M model

Our Customers Get Key Advantages versus the Competition

- No significant upfront cash or credit card payment
  - Members have money left over to actually trade
- Low monthly fees starting at $99
- No contracts or minimums
- "Learn & Apply" customer-centric structure
- Comprehensive education, proprietary stock pick tool, trading rooms, coaching, newsletters…
- Not a B/D, no hard sell to trading side
- High value, resulting in low attrition level

Testimonials 1/3

"InvestView is changing my financial life for the better!

I've learned more than I ever thought possible in the last year and, more importantly, I capably apply this knowledge in successfully managing my own money!

The coaches and trading rooms have been instrumental in my learning process."

- Karen F., Halifax, Nova Scotia

Testimonials 2/3

"Guys! I would like to take this time to thank ALL of you for the simplicity you make your webinars, classes and the whole program!

I paid the BIG BUCKS for other programs and DID NOT UNDERSTAND (in two years) what I have gotten from you guys (IN TWO MONTHS)!!!

Again, THANK YOU!"

- Gary E., Checotah, Oklahoma

Testimonials 3/3

"My feed back about the Saturday Trading Room is that it is Phenomenal!

I am learning so much…and there is NOT a class or a Trading Room that goes by that I do not learn a tremendous amount."

- Laura F., Chandler, Arizona

Marketing and Lead Gen Implementation Milestones Achieved in Last 4 Months 1/2

- Implemented a successful acquisition process via webinar lead gen with a three-step closing model
- Offer prospects an "Online Trial Subscriber Offer" to "test drive InvestView" for two (2) weeks
  - At Day 15, the trial subscription converts to a paid monthly subscription at the normal membership rate (typically $199/month)
- In addition to the online offer, prospects are encouraged to call an InvestView "Quick Start Coach" who helps the new member get orientated
  - An offer is then made

Marketing and Lead Gen Implementation Milestones Achieved in Last 4 Months 2/2

- Outbound calls with a subscription offer are also made to all prospects
- Prospects that register for webinar, but do not attend, are then placed into an e-mail campaign that invites them to a future webinar
- Implemented a proven, "end-to-end" Acquisition/Sales strategy
  - Now setting up tests with multiple lead providers that are already operating in the "Financial Offer" vertical
- Yesterday, we started a twice-weekly Getting Started webinar to increase both usage during trials and, ultimately, retention
  - Nearly 50% of the prospects attended – and the class was mid-day!

Key Actions from Tests in Past Months to Preserve Precious Marketing Capital 1/2

- Tested different lead sources, multiple acquisition strategies and various price points
- Three lead source categories
  - Cost Per Action (CPA)
    - Fee paid for an attendee
  - Cost Per Click (CPC)
    - Google Search traffic; fee for seeing the offer
  - Affiliate Traffic
    - Fee paid, comes to our site and registers for webinar

Key Actions from Tests in Past Months to preserve Precious Marketing Capital 2/2

- Our main focus is on CPA webinar strategy, while leveraging the delivery of the Google traffic into the webinar
  - CPA is best lead (proven) for sales conversion and customer retention to full subscription
  - CPC (Google) is cost effective; adds strong lead flow to base
  - Affiliate Lead is least cost, but no support for price point

Free Webinar offer is now our core lead generation strategy.

The Trial Subscriber Offer proves to provide the greatest lift and allows a low-risk path to subscribership.

This is our primary sales offer.

Marketing Campaigns, Media and Channels

- Nov/Dec 2009
  - Focus on testing a strategic online marketer, our sales webinar, a CPA lead provider and outbound sales calling
- Jan/Feb 2010
  - Tested affiliate lead, card on file, outsourced call center and Google “bill today” campaign
  - March 2010
  - Evaluated test results and determined that strategic online marketer tested in Nov/Dec 2009 would be our core lead provider
  - Then drove additional leads into the webinar platform from Google and other sources.

This has proven to be a winning strategy!

Sales: Operations and Transactions

- Installed new Transactional Management Platform
  - Allows us to provide an immediate Call to Action via an online enrollment form for webinar attendees
- Implemented an additional inbound Call to Action through "Quick Start Coach," where prospects call with questions
  - Positions "InvestView" as the expert in investment education
- Deployed a robust Lead Management Platform to effectively manage and report on our outbound sales
- Lead Tracking, Sales Support system, Automatic Dialer and Transaction Tracking systems have all been implemented

New Initiatives and Projects

- Formed partnership with Questrade, Inc.
  - One of the fastest growing brokerages in Canada
- Launched new Core Investing Room
  - Targeted at beginning investors, with goal of retention
- New updates to Road Map and Market Point tool
  - Goals are increased customer experience and satisfaction, which will both contribute to retention
- As we grow, we will continue to hire experts to round out our management team
  - We will also outsource to expert firms as needed to control expenses; e.g. our sales force

New Channels, What's Next?

- Now in Optimization Phase with several additional Pay per Click lead providers generating test traffic
  - Yahoo!, Bing/MSN, Miva, AdSonar and others
- Sent insertion order to re-test the Affiliate Traffic strategy with Epic Advertising
  - More targeted and at very low lead cost
- Five (5) insertion orders are in process to provide targeted CPL leads from Financial Sector
  - On low Cost per Lead basis
- Negotiating with Fin Websites (MSN Money) for ad space on Cost per Impression basis (CPM) to do a test
- Testing e-mail creatives allowing us to work directly with financial list providers for additional lead flow

What We Covered…

- Conversion to Online Platform is Complete
- Key Business Performance Charts
- Advantages of Business Model and Advantages to our Customers versus our Competition
- Implementation Milestones of our Marketing Strategy and Lead Generation Strategy
- Current Marketing Campaigns, Media Sources and Channel Performance
- New Initiatives and Projects
- New Channels and our Next Phase of Growth

Global Investor Services, Inc.

"Q&A"

Thank You!